NASDAQ: STXS Exhibit 99.2

Forward-Looking Statements
During the course of this presentation, the Company may make projections and other forward-
looking statements regarding future events or the future financial performance of the Company, including without limitation, statements regarding future operating results, growth opportunities and other statements that refer to Stereotaxis’ plans, prospects, expectations, strategies, intentions and beliefs. These statements are subject to many risks and uncertainties that could cause actual results to differ materially from expectations.
For a detailed discussion of risk and uncertainties that affect the Company’s business and qualify the forward-looking statements made in this presentation, we refer you to the Company’s recent public filings filed with the SEC, specifically the Form 10-K for the fiscal year ended December
31, 2009.
The Company’s projections and forward-looking statements are based on factors that are subject to change and therefore these statements speak only as of the date they are given. The
Company assumes no obligation to update any projections or forward-looking statements.
In addition, regarding orders and backlog, there can be no assurance that the Company will recognize revenue related to its purchase orders and other commitments in any particular period, or at all, because some of these purchase orders and other commitments are subject to contingencies that are outside of our control. These orders and commitments may be revised, modified, or canceled either by their express terms, as a result of negotiations, or by project changes or delays.

Investment Considerations
Addressing market opportunity through two distinct
platforms:
Magnetic Navigation (Niobe)
Enterprise Solutions (Odyssey)
Large, high growth (+20%) cardiology ablation market
Commercial ramp began in mid 2008; leading peer
group grower in 2009 through strong fundamentals
Poised for continued growth in EP
Long term platform expansion into new markets

Stereotaxis – Magnetic Platform Stereotaxis steers the catheter’s distal tip through external magnetic fields thus giving the physician precise remote control of therapeutic devices. 4

Stereotaxis Value – Magnetic Platform
Precise control of the distal tip of the catheter results in:
Exemplary safety
Effective lesion creation through
constant contact
Exceptional mapping capability
Proven in all chambers of the heart

Before Stereotaxis
After Stereotaxis
Physician
Efficacy
Safety
Efficiency
In procedure room
Physician: significant X-ray exposure
Patient: major event rate ~2.8%
Wide standard deviation based on
patient and physician
In control room
Several applications clearly better than manual
- VT, pediatrics, congenital heart diseases
Other applications comparable to manual
Almost no X-ray exposure
Major event rate reduced to 0.1%
Standardized process drives tighter distribution
around procedure times
High re-do rates
Clinical Environment Overview Market

Global EP Market
Source: Millennium Research Group (2009); Stereotaxis internal analysis
EP Procedures
Routine
AF
VT
Other
Total
Complex
Prevalence Annual Procedures Annual Growth
+20M
+10M
+3M
+5M
+18M
170k
100k
30k
40k
170k
<10%
25%
15%
15%
20%
Our
Focus

Strong Clinical Validation
More than 150 Peer-Reviewed
Publications
Atrial Fibrillation
30 Publications
Up to 100% acute success
Improved chronic outcomes
Pediatric Arrhythmia
5 publications
93% acute success
Low fluoro, no complications
Congenital Heart
6 publications
90% success rate
“As easy as normal adults”
Ventricular Tachycardia
13 publications
Up to 100% acute success
85% freedom at 1 year
Radiation Reduction
Patients – 67%
Physicians – 90%
1. Haghjoo,  JCE 2009.  2. Latcu, Arch Cardiovasc Dis 2009.  3. Schwagten, PACE 2009.  4. DiBiase, JCE 2009.
5. Augello, Heart Rhythm 2009. 6. Schwagten, PACE 2009. 7. Haghjoo, JCE 2009.  8. Dibiase, Heart Rhythm 2009.
8
3
6
4
5
7

2
1

VT Comparison Study Erasmus MC
• 64 consecutive VT ablation patients
– 37 Stereotaxis
– 27 manual
– Idiopathic & Scar-Related
• No complications in Stereotaxis group
• 1 tamponade/death in manual group
• Conclusion: “Major clinical & cost advantages for VT ablation”
97%
14%
170
25
8
81%
50%
228
57
13
0
50
100
150
200
250
Acute Success (%) Recurrence (%) Case Time (min) Fluoro Time (min) RF Apps
STXS Manual
p
= 0.03
p
< 0.01
p
< 0.01
p
< 0.001
NS

Schwagten, et al. Eur Heart J 2010, 31(Supp):932.

x-ray reference
x-ray live
Ablation
ECG live
ECG reference
Navigation
Stimulator
Mapping
ICE

Carto
ECG
Navigate

Odyssey Enterprise TM Solutions Odyssey Vision 10

The Odyssey Product Line
CONNECT CINEMA VISION
Efficiently integrate
data and control
during procedures
Standardize all labs
to increase staff
effectiveness
Drive world-class
practices by capturing,
compressing and
recording data for storage
and networking
NIOBE
Accelerate clinical
education by playing back
synchronized lab data
Drive quality of patient
care by connecting
clinical experts
Build market exposure
through live web events
showcasing clinical
capabilities
Enhance clinical
capabilities with a
robotic suite
15,000 Interventional
Standard Labs
140 Niobe Labs
$10K / Year $190K List $225K - $360K List

Business Model
Capital Revenue Recurring Revenue
Niobe
Odyssey
Workstation
Odyssey
Cinema
• 141 Niobe systems installed
• 2,500 EP labs worldwide
• 20+% growth; ~60% margin
• 25% growth (YTD 2010 vs. 2009)
• 80% margin
Equipment service
• Technical service
• Software license
• 1-year warranty
Niobe Utilization
• Stereotaxis disposables
• Royalty from J&J BWI
27% growth (2009 vs. 2008); 65+% margin

Cumulative Procedures
30,000 + procedures
2003
2004
2005
2006
2007
2008
2009

Market Adoption & Procedure Growth
Growing Worldwide Penetration
141 Systems Installed
60% US - 40% OUS
Canada - 3
United States - 77
Europe - 49
Saudi Arabia - 1
Russia - 1
China - 5
Korea - 1
Japan - 1
Singapore - 1
Taiwan - 1
Australia - 1

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10

$0.0
$4.0
$8.0
$12.0
$16.0
Q1 Q2 Q3 Q4
2008 2009 2010
$11.2
$8.8
$7.2
$7.3
$5.0
$10.2
$12.4
$6.3
$11.2
$7.7
New Orders to Backlog
Revenue Momentum
Recurring Revenue
$ millions $ millions
$0
$2
$4
$6
$8
$10
$12
$14
$16
Q1 Q2 Q3 Q4
2008 2009 2010
$7.0
$11.1
$10.6
$10.7
$12.6
$15.0
$10.6
$13.3
$12.1
$14.1
$ millions
Stereotaxis Financial Update

$0.0
$4.0
$8.0
$12.0
Q1 Q2 Q3 Q4
2008 2009 2010
Total Inventory
-$20.0
-$15.0
-$10.0
-$5.0
$0.0
$5.0
Q1 Q2 Q3 Q4
Cash Flow (Burn)
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
Q1 Q2 Q3 Q4
2008 2009 2010
Operating Expenses
55.0%
60.0%
65.0%
70.0%
75.0%
Q1 Q2 Q3 Q4
2008 2009 2010
Gross Margin Percentage
$ millions
$ millions
$ millions
65.5%
68.9%
72.5%
60.8%
63.1%
65.5%
67.8%
67.6%
67.3%
$17.8
$14.8
$14.0
$18.7
$14.6
$16.1
$13.3
$14.6
$15.3
-$12.6
-$11.4
-$6.4
-$7.6
-$5.8
-$3.5
-$4.5
-$2.9
$10.5
$8.1
$4.9
$9.6
$7.5
$8.4
$7.0
$8.1
$4.4
67.2%
$15.8
$4.3
Stereotaxis Financial Update
15
-$7.9
-$5.6
2008 2009 2010

Liquidity
$3.0
$1.3
$3.6
$0
$2
$4
$6
$8
$10
2010
Operating Cash Flow Ex A/R
BWI Debt
Accounts Receivable
Q2 2010 Cash Burn Analysis
$ Millions
$7.9
$ Millions
$26.3
$19.4
* Cash burn includes repayment of Biosense Webster advance.
*
16
$6.6
$12.8
$4.3
$30.3
$23.8
$20.7
$22.0
$0
$5
$10
$15
$20
$25
$30
$35
Cash Burn Cash Credit Line Availabilty
2008 2009 TTM June
30, 2010
June 30,
2010
June 30,
2009

2010 Focus
I. Drive Commercial Success
Clinical training/process accelerates adoption
Adoption creates stronger reference sites
Reference sites accelerate capital pipeline & sales
Niobe orders generate Odyssey opportunities
Odyssey (robotic labs) placements generate standard
lab interest
II.Strengthen EP Product Offering
Product extensions Odyssey link, Interface, Carto III
New capabilities launched with
VDrive™
* Year to Date 2010
17
Metrics
25% growth recurring revenue*
5 17
Q2 2010 orders doubled over 2009
Odyssey revenue up 164%*
Standard lab sales 36% of total
Odyssey*

Q & A 18